UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 22, 2022

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On February 22, 2022, Cummins Inc. (“Cummins”) and Meritor, Inc. (“Meritor”) issued a joint press release announcing the entry into a definitive agreement pursuant to which Cummins will acquire Meritor for $36.50 per share in an all-cash transaction valued at $3.7 billion, including assumed debt and net of acquired cash. The full text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

On February 22, 2022, Cummins and Meritor will hold joint investor conference calls to discuss the transaction. A copy of the presentation materials is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

No Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute a solicitation of any vote of approval.

Item 9.01.    Financial Statement and Exhibits.

(d)    Exhibits. - The exhibits below are included herewith:

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release, dated February 22, 2022.
Exhibit 99.2	Presentation Materials, dated February 22, 2022.
Exhibit 104	Cover Page Interactive Data File (the cover page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2022

CUMMINS INC.
/s/ SHARON R. BARNER
Sharon R. Barner Vice President - Chief Administrative Officer & Corporate Secretary